Exhibit 10.3

Palmer Square Capital BDC Inc.

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, KS 66205

Re: Investment Advisory Agreement between Palmer Square Capital BDC Inc. and Palmer Square BDC Advisor LLC

This waiver letter agreement (this “Waiver Letter”) to the Investment Advisory Agreement, dated as of [•] (the “Agreement”), by and between Palmer Square Capital BDC Inc., a Maryland corporation (the “Company”), and Palmer Square BDC Advisor LLC, a Delaware limited liability company (the “Adviser”), is made this [•] day of [•].

Unless otherwise indicated, capitalized terms shall have the meanings ascribed to them in the Agreement.

For periods ending on or prior to the date of the closing of a Liquidity Event, the Adviser hereby agrees to waive the Base Management Fee, calculated in accordance with the Agreement, in excess of 1.75%.

Except as expressly amended hereby, the Agreement remains in full force and effect.

No waiver of any provision of this Waiver Letter, nor consent to any departure by either party therefrom, shall in any event be effective unless the same shall be in writing and signed by a duly authorized officer of the party to be charged with the waiver or consent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

This Waiver Letter may only be modified or terminated prior to a Liquidity Event with the approval of the Company’s Board of Directors.

This Waiver Letter and the Agreement contain the entire agreement of the parties and supersede all prior agreements, understandings and arrangements with respect to the subject matter hereof and thereof. This Waiver Letter shall be construed in accordance with the laws of the State of Maryland.

This Waiver Letter may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one agreement.

[Remainder of Page Intentionally Blank]

Very truly yours,

PALMER SQUARE BDC ADVISOR LLC

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

PALMER SQUARE CAPITAL BDC INC.

By:
Name:
Title:

[Signature Page to Waiver Letter – Investment Advisory Agreement]